UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 30, 2006

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)
(262) 334-9461
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

        On October 30, 2006, Gehl Company issued a press release announcing its financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Gehl Company, dated October 30, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: October 30, 2006	By: /s/ Thomas M. Rettler
Thomas M. Rettler
Vice President and Chief Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated October 30, 2006

Exhibit
Number

(99)	Press Release of Gehl Company, dated October 30, 2006.

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